As filed with the Securities and Exchange Commission on June 9, 1999.
                                  File No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

                       UNITED DOMINION REALTY TRUST, INC.
               (Exact Name of Issuer as Specified in its Charter)

           Virginia                                               54-0857512
      (State or Other Jurisdiction of                        (I.R.S. Employer
      Incorporation or Organization)                      Identification Number)

                               10 South 6th Street
                            Richmond, Virginia 23219
                                  (804)780-2691
        (Address, including zip code, and telephone number of Principal
                               Executive Offices)

      United Dominion Realty Trust, Inc. 1999 Open Market Purchase Program
                            (Full Titles of the Plan)

             KATHERYN E. SURFACE                              Copy to:
  Senior Vice President and General Counsel            JAMES W. FEATHERSTONE
      United Dominion Realty Trust, Inc.                 Hunton & Williams
               10 South 6th St.                     Riverfront Plaza, East Tower
           Richmond, Virginia 23219                     951 East Byrd Street
                (804) 780-2691                     Richmond, Virginia 23219-4074
   (Name, address, including zip code, and                 (804) 788-8200
  telephone number, including area code, of
              agent for service)

                             -----------------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================
                                              Proposed          Proposed
  Title of Securities       Aggregate          Maximum           Maximum        Amount of
    to be Registered        Amount to      Offering Price       Aggregate     Registration
                          be Registered       Per Unit       Offering Price      Fee (2)
--------------------------------------------------------------------------------------------
      Common Stock          $12,000,000          (1)           $12,000,000       $3,336

--------------------------------------------------------------------------------------------
   Rights to Purchase          N/A               N/A               N/A             N/A
        Series C
  Junior Participating
  Redeemable Preferred
Stock, no par value (3)
--------------------------------------------------------------------------------------------

(1) Omitted  pursuant to Rule 457(o) under the  Securities  Act of 1933.
(2) The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act of 1933.
(3) The rights will be attached to and trade with the common stock.

PART I     INFORMATION REQUIRED IN The Section 10(a) Prospectus

           (a) The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

           (b) Upon written or oral request, the Company will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the
Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above-mentioned information should be directed to Katheryn E. Surface, Corporate Secretary, 10 South 6th Street, Richmond, Virginia, 23219, telephone (804) 780-2691.

PART II.   INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

      The following documents have been filed by United Dominion Realty Trust, Inc. (the "Company") (File No. 1-10524) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are deemed to be a part hereof from the date of the filing of such documents:

      (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

      (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

      (3) Current Report on Form 8-K dated September 11, 1998, filed on October 23, 1998, as amended by Amendment No. 1 on Form 8-K/A dated and filed on December 21, 1998; Current Report on Form 8-K dated November 2, 1998, filed on November 6, 1998; Current Report on Form 8-K dated December 7, 1998, filed on December 21, 1998; Current Report on Form 8-K dated and filed on January 20, 1999; Current Report on Form 8-K dated and filed March 29, 1999;

      (4) The description of the common stock and preferred stock contained in the Company's Registration Statements on Form 8-A dated April 9, 1990, May 1, 1995, June 10, 1997 and February 4, 1998, filed under the Exchange Act, including any amendments or reports filed for the purpose of updating such descriptions; and

      (5) All other  documents  subsequently  filed by the  Company  pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

      Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.  Not Applicable.

Item 5.  Interests of Named Experts and Counsel.  Not Applicable.

Item 6.  Indemnification of Directors and Officers

      Directors and officers of United Dominion may be indemnified against liabilities, fines, penalties, and claims imposed upon or asserted against them as provided in the Virginia Stock Corporation Act and the Restated Articles of Incorporation of the Company (the "Articles"). Such indemnification covers all costs and expenses reasonably incurred by a director or officer. The Board of Directors, by a majority vote of a quorum of disinterested directors or, under certain circumstances, independent counsel appointed by the Board of Directors, must determine that the director or officer seeking indemnification was not guilty of willful misconduct or a knowing violation of the criminal law. In addition, the Virginia Stock Corporation Act and the Articles may under certain circumstances eliminate the liability of directors and officers in a shareholder or derivative proceeding.

      If the person involved is not a director or officer of United Dominion, the Board of Directors may cause United Dominion to indemnify, to the same extent allowed for directors and officers of United Dominion, such person who was or is a party to a proceeding, by reason of the fact that he is or was an employee or agent of United Dominion, or is or was serving at the request of United Dominion as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Item 7.  Exemption from Registration Claimed.  Not Applicable.

Item 8.  Exhibits

     Exhibit Number                             Description

           4.1 Restated Articles of Incorporation of United Dominion, dated January 21, 1999 (filed as Exhibit 4(a) (ii) to the Company's Form S-3 Registration Statement, filed with the Commission on February 24, 1999 (File No. 333-72885), and incorporated by reference herein)

           4.2 Restated Bylaws of the Company (filed as Exhibit 3(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-10524), and incorporated by reference herein)

           4.3 Specimen United Dominion common stock certificate (filed as Exhibit 4(i) to United Dominion's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-10524), and incorporated by reference herein)

           4.4 Rights Agreement dated as of January 27, 1998, between United Dominion and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (filed as Exhibit 1 to United Dominion's Form 8-A Registration Statement dated February 4, 1998 (File No. 1-10524) and incorporated by reference herein)

           4.5            Form of Rights Certificate (included in Exhibit 4.4)

           4.6 Note Purchase Agreement dated as of January 15, 1993, between United Dominion and CIGNA Property and Casualty Insurance Company, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company on behalf of one or more separate accounts, Insurance Company of North America, Principal Mutual Life Insurance Company, and Aid Association for Lutherans (filed as Exhibit 6(c)(5) to United Dominion's Form 8-A Registration Statement dated April 19, 1990 (File No. 1-10524), and incorporated by reference herein)

           5.1            Opinion of Hunton & Williams

          23.1            Consent of Hunton & Williams (included in Exhibit 5)

          23.2            Consent of Ernst & Young LLP

          23.3            Consent of Arthur Andersen LLP

          24.1            Power of Attorney (included on signature page)


Item 9.  Undertakings

      (a)   The undersigned Company hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

      Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         (signatures on following page)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 25th day of May, 1999.

                              UNITED DOMINION REALTY TRUST, INC.



                              By  /s/ John P. McCann
                                  ---------------------------------------------
                                    John P. McCann
                                    Chief Executive Officer

                                Power of Attorney

      Know All Men and Women By These Presents that each individual whose signature appears below constitutes and appoints John P. McCann and Katheryn E. Surface, and each of them, such individual's true and lawful attorneys-in-fact and agents with full power of substitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 25, 1999.

              Signature                            Title & Capacity


 /s/     John P. McCann                      Chairman,   Chief Executive Officer
------------------------------------------   (Principal Executive Officer)   and
       John P. McCann                        Director


 /s/  John S. Schneider                      President and Director
------------------------------------------
      John S. Schneider

                                             Vice  President, Finance (Principal
 /s/  Kevin W. Walsh                         Financial Officer)
------------------------------------------
       Kevin W. Walsh

                                             Assistant Vice President, Corporate
                                             Controller (Principal Accounting
 /s/    Robin R. Flanagan                    Officer)
------------------------------------------
      Robin R. Flanagan


 /s/  Jeff C. Bane                           Director
------------------------------------------
      Jeff C. Bane


 /s/    R. Toms Dalton, Jr.                  Director
------------------------------------------
      R. Toms Dalton, Jr.



 /s/  Robert P. Freeman                      Director
------------------------------------------
      Robert P. Freeman



 /s/  Jon A. Grove                           Director
------------------------------------------
      Jon A. Grove



 /s/  Barry  M. Kornblau                     Director
------------------------------------------
      Barry M. Kornblau



------------------------------------------   Director
      James D. Klingbeil



 /s/  Lynne B. Sagalyn                       Director
------------------------------------------
      Lynne B. Sagalyn



 /s/ Mark J. Sandler
------------------------------------------   Director
      Mark J. Sandler

 /s/  Robert W. Scharar
-------------------------------------------  Director
      Robert W. Scharar

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8


Exhibit Number                             Description
                     Restated  Articles of  Incorporation of United Dominion,
      4.1 dated January 21, 1999 (filed as Exhibit 4(a) (ii) to the Company's Form S-3 Registration Statement, filed with the Commission on February 24, 1999 (File No. 333-72885), and incorporated by reference herein).

      4.2 Restated Bylaws of the Company (filed as Exhibit 3(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-10524), and incorporated by reference herein)

      4.3 Specimen United Dominion common stock certificate (filed as Exhibit 4(i) to United Dominion's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-10524), and incorporated by reference herein)

      4.4 Rights Agreement dated as of January 27, 1998, between United Dominion and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (filed as Exhibit 1 to United Dominion's Form 8-A Registration Statement dated February 4, 1998 (File No. 1-10524) and incorporated by reference herein)

      4.5            Form of Rights Certificate (included in Exhibit 4.4)

      4.6 Note Purchase Agreement dated as of January 15, 1993, between United Dominion and CIGNA Property and Casualty Insurance Company, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company on behalf of one or more separate accounts, Insurance Company of North America, Principal Mutual Life Insurance Company, and Aid Association for Lutherans (filed as Exhibit 6(c)(5) to United Dominion's Form 8-A Registration Statement dated April 19, 1990 (File No. 1-10524), and incorporated by reference herein)

      5.1            Opinion of Hunton & Williams

     23.1            Consent of Hunton & Williams (included in Exhibit 5)

     23.2            Consent of Ernst & Young LLP

     23.3            Consent of Arthur Andersen LLP

     24.1            Power of Attorney (included on signature page)